The date of the above supplement is July 1, 2003.

11/1/03

T. Rowe Price International Funds, Inc.

T. Rowe Price Global Stock Fund

Supplement to prospectus dated March 1, 2003

Effective November 1, 2003, the expense limitation table located below Table 3 of the prospectus on page 17 will be revised with the following to reflect the extension of the fund`s expense ratio limitation:

Fund	Limitation Period	Expense Ratio Limitation	Reimbursement Date

Global Stock	11/1/03—2/28/06	1.20%	2/29/08

The date of the above supplement is November 1, 2003.

T. Rowe Price International Funds, Inc.

T. Rowe Price International Discovery Fund

T. Rowe Price Japan Fund

Supplement to prospectus dated March 1, 2003

Effective July 1, 2003, the first two paragraphs under "Who runs the funds?" on page 33 of the funds` prospectus will be replaced with the following:

General Oversight

The corporation is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the corporation`s officers. The majority of Board members are independent of T. Rowe Price International and T. Rowe Price Global Investment Services Limited ("Global Investment Services").

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International  or Global Investment Services (see below).

Investment Manager

T. Rowe Price International (or Global Investment Services) is responsible for the selection and management of fund portfolio investments. T. Rowe Price International has entered into a subadvisory agreement with Global Investment Services for the management of the Japan Fund and the Japanese investments of the International Discovery Fund. T. Rowe Price International and Global Investment Services are wholly owned subsidiaries of T. Rowe Price Group, Inc. The U.S. offices of T. Rowe Price International and Global Investment Services are located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price International also has offices in London, Singapore, Hong Kong, Buenos Aires, and Paris, and Global Investment Services has offices in Tokyo and Copenhagen.

The Management Fee section on page 34 will be revised to include the following sentence:

T. Rowe Price International will pay Global Investment Services 60% of T. Rowe Price International`s fee for managing the Japan Fund and 50% of T. Rowe Price International`s fee attributable to the Japanese investments of the International
Discovery Fund.

T. Rowe Price International Funds, Inc.

T. Rowe Price International Discovery Fund

Supplement to prospectus dated March 1, 2003

As of March 31, 2003, the International Discovery Fund resumed offering shares to new investors who invest directly with T. Rowe Price. The fund was closed after March 13, 2000, to preserve its ability to invest in a limited universe of small- to medium-sized companies outside the U.S. Given changed market conditions, the Adviser and Fund Directors concluded it was in the shareholders` interests to open the fund to new investments.

The date of this supplement is April 8, 2003.

C01-041 4/8/03